                                                                Exhibit 10(p)
                   FIRST AMENDMENT TO STANDSTILL AGREEMENT
                   ---------------------------------------

          THIS FIRST AMENDMENT TO STANDSTILL AGREEMENT (this "Amendment") is made and entered into effective as of the 9th day of August, 1995, by and between MRL, INC., a Missouri corporation ("Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation ("Lender").

                                 WITNESSETH:

          WHEREAS, Borrower and Lender have heretofore entered into that certain Credit and Security Agreement dated April 28, 1993, as amended by a First Amendment to Credit and Security Agreement dated September 1, 1994 (as amended, the "Credit Agreement"); and

          WHEREAS, Borrower has defaulted under the terms of said Credit Agreement and has requested Lender to forebear from exercising its rights thereunder for a period of time on certain conditions as more fully set forth in that certain Standstill Agreement dated April 27, 1995 made by and between Borrower and Lender (as amended, the "Standstill Agreement"); and

          WHEREAS, Borrower has further defaulted under the terms of said Standstill Agreement and has requested Lender to waive such defaults, which Lender is willing to do subject to Borrower's agreement to amend the terms of the Standstill Agreement and the Credit Agreement as herein set forth;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

          1. The first sentence of Paragraph 1(a)(v) of the Standstill Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

               (v) Continue to make loan advances to Borrower during the Standstill Period, which advances, together with the amount of Borrower's other Obligations presently outstanding, shall not exceed the amount of Four Hundred Seventy-Five Thousand Dollars ($475,000.00) in the aggregate (subject to the terms and conditions of the Credit Agreement as amended herein) and shall be due and payable to Lender on the last day of the Standstill Period whether pursuant to Paragraph 2(a) or 2(b) herein.

     2. Paragraph 1(b)(ii) of the Standstill Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

               (ii) To have the maximum principal amount of Facility I Advances and of Borrower's Obligations under the Credit Agreement reduced to the amount of Four Hundred Seventy-Five Thousand Dollars ($475,000.00), which amount may be further reduced hereafter as set forth in Paragraph 1(b)(iii) below.

          3. Part (a) in the definition of "Borrowing Base" set forth in Paragraph 3 of the Standstill Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

               (a)   Four Hundred Seventy-Five Thousand Dollars
     ($475,000.00), or

          4. The following new Paragraph 6A. is hereby added to the Standstill Agreement immediately following Paragraph 6 therein:

               6A.   Minimum Interest.  Section 2.3(b) of the Credit
                     ----------------
     Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

               (b)   Notwithstanding the interest payable
          pursuant to Section 2.3(a) hereof, the Borrower shall be liable to the Lender for interest hereunder of not less than $5,500.00 per calendar month (the "Minimum Interest Charge") during the term of this Agreement (commencing with the month beginning August 1, 1995), and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Section 2.3(a) hereof on the date and in the manner provided in
          Section 2.3(a) hereof.

          5. In consideration of the amendments to the Standstill Agreement set forth herein, Lender hereby agrees to waive Borrower's defaults under the year-to-date Debt Service Coverage Ratio as set forth in Paragraph 9 of the Standstill Agreement (amending Section 6.15 of the Credit Agreement) for the months ended April 30, 1995 and May 31, 1995. The foregoing waivers shall not be deemed a waiver of such year-to-date Debt Service Coverage Ratio for any period or test date other than the two month-end dates set forth above, nor shall it be deemed a waiver of any other default under any other provision of the Standstill Agreement or the Credit Agreement. Borrower hereby reaffirms its agreement to comply with the remaining provisions of the year-to-date Debt Service Coverage Ratio and of the Credit Agreement, as amended by the Standstill Agreement and further amended herein.

          6. Borrower hereby agrees to release, waive and acquit Lender and any participant with Lender in the loans outstanding under the Credit Agreement and under the Standstill Agreement, together with their subsidiaries and affiliates, their officers, directors, agents, employees, and servants, their successors and assigns, and the insurers and underwriters of any of them from any and all claims which Borrower has or may have asserted against Lender or any participant with Lender under the Standstill Agreement, the Credit Agreement, any of the other security documents or otherwise, whether such claims resulted from alleged defaults, nonperformance, negligent performance or otherwise.

          7. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, documentation, negotiation and execution of this Amendment. All of the obligations of Borrower under this Paragraph 7 shall survive termination of the Standstill Agreement and the Credit Agreement.

          8. All references in the Standstill Agreement to this "Standstill Agreement" and any other references of similar import shall henceforth mean the Standstill Agreement as amended by this Amendment. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Standstill Agreement as amended by this Amendment.

          9. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Standstill Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

          10. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

          11.  Borrower hereby represents and warrants to Lender that:

               (a) The execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrower is not now in default under or in violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which it is bound or to which it is subject;

               (b) This Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms; and

               (c) As of the date hereof, all of the representations, warranties and covenants of Borrower set forth in the Credit Agreement, as amended by the Standstill Agreement, are true and correct and no "Default" or "Event of Default" (as defined therein) under or within the meaning of the Credit Agreement, as amended by the Standstill Agreement, has occurred and is continuing.

          12. In the event of any inconsistency or conflict between this Amendment and the Standstill Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

          13. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

          14. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AND THE STANDSTILL AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH AGREEMENTS, AS AMENDED BY THIS AMENDMENT, ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Standstill Agreement effective as of August 9, 1995.

                                        MRL, INC.



                                        By:  /s/ Larry J. Stallings
                                             ---------------------------------
                                        Title:  President & CEO
                                              --------------------------------


                                        NORWEST BUSINESS CREDIT, INC.



                                        By:  /s/Mark A. Crenshaw
                                             ---------------------------------
                                        Title:  Portfolio Manager AVP
                                              --------------------------------